1997 AMENDED AND RESTATED CREDIT AGREEMENT


          This 1997 Amended and Restated Credit Agreement (the "Agreement") is entered into as of September 25, 1997 among Gateway 2000, Inc., a Delaware corporation (the "Company"), the several financial institutions from time to time party to this Agreement (collectively, the "Banks"; individually, a "Bank"), Norwest Bank Iowa, National Association as Issuing Bank and Administrative Agent, and Bank of America National Trust and Savings Association, as Documentation Agent for the Banks.

          WHEREAS, the Company, the banks party thereto, the Administrative Agent and the Documentation Agent entered into a Credit Agreement dated as of December 27, 1995, (as in effect as of the date of this Agreement, the "1995 Credit Agreement");

          WHEREAS, Mellon Bank, N.A. and The First National Bank of Chicago will each be executing this Agreement as a Bank and from and after the Effective Date of this Agreement will each be a Bank hereunder;

          WHEREAS, Nationsbank, N.A., PNC Bank, National
Association, NBD Bank, and Toronto Dominion (Texas) Inc. are withdrawing from the 1995 Credit Agreement;

          WHEREAS, the parties hereto (other than the banks named in the immediately preceding WHEREAS clause) desire to amend the 1995 Credit Agreement as set forth herein and to restate the 1995 Credit Agreement in its entirety to read as set forth in the 1995 Credit Agreement with the amendments specified below;


          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


1.   Definitions; References.

  (a) Unless otherwise specifically defined herein, each term used herein which is defined in the 1995 Credit Agreement shall have the meaning assigned to such term in the 1995 Credit Agreement. The term "Notes" defined in the 1995 Credit Agreement shall include from and after the date hereof the Notes delivered under this Agreement. The term "Agreement" defined in the 1995 Credit Agreement means, from and after the date hereof, this Agreement. The term "Banks" and each reference to a "Bank" defined in the 1995 Credit Agreement means, from and after the date hereof, the Banks and each Bank party to this Agreement.

  (b) Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the 1995 Credit Agreement and in the other Loan Documents to the 1995 Credit Agreement shall from and after the date hereof refer to the 1995 Credit Agreement as amended and restated hereby.


2.   Amendments to the 1995 Credit Agreement.

  (a)    Amendments to Article I of the 1995 Credit Agreement.

     (1) The table in the definition of "Applicable Facility Fee" is amended in its entirety to provide as follows:

    "Leverage Ratio                    Applicable FacilityFee

     less than 0.75 to 1.00                            0.1000%

     Greater than or equal to 0.75 to 1.00
     but less than or equal to 1.25 to 1.00            0.1350%

     Greater than 1.25 to 1.00                         0.1875%"

     (2) The table in the definition of "Applicable Margin" is amended in its entirety to provide as follows:

          "Leverage Ratio                     ApplicableMargin

     less than 0.75 to 1.00                       0.2250%

     Greater than or equal to 0.75 to 1.00
     but less than or equal to 1.25 to 1.00       0.2650%

     Greater than 1.25 to 1.00                    0.3625%"

     (3) The definition of "Revolving Termination Date" is amended in its entirety to provide as follows:

          "'Revolving Termination Date' means the earlier to occur of:
          (a)  September 25, 2000; and
          (b) the date on which the Commitments otherwise terminate in accordance with the provisions of this Agreement."

  (b)    Amendment to Article II of the 1995 Credit Agreement.
Subsection 2.12(b) of the 1995 Credit Agreement is amended by inserting "(1)" immediately prior to the text in such subsection and inserting the following after such text:

               (2) Notwithstanding any provision to the contrary contained in clause (1) of this subsection, the Company shall pay to the Administrative Agent on September 25, 1997 the accrued facility fee calculated for the period ending on such date (but excluding such date), with the immediately following quarterly payment being calculated on the basis of the period from and including September 25, 1997 to such quarterly payment date.

  (c)    Amendment to Article III of the 1995 Credit Agreement.
Subsection 3.08(a) of the 1995 Credit Agreement is amended by inserting "(1)" immediately prior to the text in such subsection and inserting the following after such text:

               (2) Notwithstanding any provision to the contrary contained in clause (1) of this subsection, the Company shall pay to the Administrative Agent on September 25, 1997 the accrued letter of credit fee calculated for the period ending on such date (but excluding such date), with the following quarterly payment being calculated on the basis of the period from and including September 25, 1997 to such quarterly payment date.

  (d)    Amendments to Article VIII of the 1995 Credit Agreement.

     (1) Subsection (g) of Section 8.04 is hereby amended by replacing "$15,000,000" with "$25,000,000".

     (2) Section 8.15 is amended in its entirety to provide as follows:

     "8.15  Deliberately left blank."

  (e)    Amendment to Schedule 2.01 of the 1995 Credit Agreement.
Schedule 2.01 of the 1995 Credit Agreement is deleted in its entirety and replaced with Schedule 2.01 of this Agreement.

  (f)    Amendment to Schedule 3.03 of the 1995 Credit Agreement.
Schedule 3.03 of the 1995 Credit Agreement is deleted in its entirety and replaced with Schedule 3.03 of this Agreement.

3. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Banks as follows:

  (a) No Default or Event of Default has occurred and is continuing.

  (b) The execution, delivery and performance by the Company of this Agreement and the 1995 Credit Agreement as amended and restated by this Agreement have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The 1995 Credit Agreement as amended and restated by this Agreement and the Loan Documents constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

  (c) All representations and warranties of the Company contained in the 1995 Credit Agreement are true and correct.

  (d) The Company is entering into this Agreement on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent, the Documentation Agent, and the Banks or any other Person.


4.   Effective Date.

  (a) This Agreement will become effective as of September 25, 1997 (the "Effective Date"), provided that each of the following conditions precedent is satisfied on or before such date:

     (1)    The Documentation Agent shall have received:

          (A) from the Company, each of the Banks, and each of the banks named in the third Whereas clause of this Agreement, a duly executed original (or, if elected by the Documentation Agent, an executed facsimile copy) of this Agreement; and

          (B) from the Company, executed Committed Loan Notes for each Bank substantially in the form of Exhibit I to the 1995 Credit Agreement and dated the Effective Date; and

          (C) from the Company, executed Bid Loan Notes for each Bank requesting such Note substantially in the form of Exhibit J to the 1995 Credit Agreement and dated the Effective Date.

The Administrative Agent shall ask each of the Banks to return the notes received under the 1995 Credit Agreement to the Administrative Agent. Upon receipt of such notes, the Administrative Agent shall mark such notes "Superseded" and return such Notes to the Company.

     (2) The Documentation Agent shall have received from the Company a copy of a resolution passed by the board of directors of the Company, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Agreement.

     (3) The Documentation Agent shall have received an opinion of the general counsel of the Company, dated the Effective Date, and addressed to the Documentation Agent, the Administrative Agent and the Banks, substantially in the form of Exhibit G of the 1995
Credit Agreement with appropriate changes to refer to this Agreement.

     (4) The Documentation Agent shall have received all other documents it may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Documentation Agent.

     (5) The Documentation Agent shall have received evidence, satisfactory to it, that the Administrative Agent has been paid, for the account of the banks entitled thereto:
                 (a) all letter of credit and facility fees due and payable under the 1995 Credit Agreement; and
                 (b) all other sums then due and payable under the 1995 Credit Agreement.

     (6) The Documentation Agent shall have received certification from the Administrative Agent that there are no outstanding Loans and no unreimbursed drawings under the Letters of Credit outstanding under the 1995 Credit Agreement.

  (b)    From and after the Effective Date, the 1995 Credit
Agreement is amended as set forth herein and is restated in its entirety to read as set forth in the 1995 Credit Agreement with the amendments specified herein.


5. Release of Banks. The Company hereby (a) releases each of Nationsbank, N.A.; PNC Bank, National Association, NBD Bank, and Toronto Dominion (Texas) Inc. from its respective commitment to extend credit under the 1995 Credit Agreement and (b) acknowledges and agrees that its indemnification obligations to these banks under the 1995 Credit Agreement survives such termination.


6.   Miscellaneous.

  (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

  (b) This Agreement shall be governed by and construed in accordance with the law of the State of New York.

  (c) Each Bank executing this Agreement consents to, concurs, approves, accepts, and is satisfied with each document or other written material sent by the Documentation Agent to such Bank for consent, concurrence, approval, acceptance, and satisfaction.

  (d) Each Bank agrees to return to the Administrative Agent the Committed Loan Note it received under the 1995 Credit Agreement.

  (e) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Documentation Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Documentation Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Documentation Agent. This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the parties and are the product of all the parties. BofA, as Documentation Agent, shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such. Without limiting the foregoing, BofA shall not have or be deemed to have any fiduciary relationship with the Administrative Agent or any Bank. Each Bank acknowledges that it has not relied, and will not rely, on BofA in deciding to enter into this Agreement or in taking or not taking action hereunder.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


GATEWAY 2000, INC.

By: /s/David J. McKittrick
Name: David J. McKittrick
Title:Senior Vice President, Chief Financial Officer and Treasurer



NORWEST BANK IOWA, NATIONAL
ASSOCIATION, as Administrative Agent,
Issuing Bank and a Bank

By: /s/John Wagner
Name: John Wagner
Title: Vice President



BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION,
as Documentation Agent and as a Bank

By: /s/Kevin McMahon
Name: Kevin McMahon
Title: Managing Director



THE BANK OF NOVA SCOTIA

By:/s/F.C.H. Ashby
Name:F.C.H. Ashby
Title: Senior Manager Loan Operations



FLEET NATIONAL BANK (formerly known as
Fleet National Bank of Massachusetts)

By:/s/Frank Beneth
Name: Frank Beneth
Title: Vice President



MELLON BANK, N.A.

By:/s/Christine Plumb
Name: Christine Plumb
Title: Vice President



THE FIRST NATIONAL BANK OF CHICAGO

By: /s/Thomas A. Levasseur
Name: Thomas A. Levasseur
Title: Vice President



UMB BANK, N.A.

By:/s/Terry Dierks
Name: Terry Dierks
Title: Senior Vice President



ABN-AMRO Bank, N.V.

By: /s/John E. Robertson
Name: John E. Robertson
Title: Vice President



BANQUE NATIONALE DE PARIS - CHICAGO BRANCH

By: /s/Arnaud Collin du Bocage
Name: Arnaud Collin du Bocage
Title: Executive Vice President & General Manager



DEUTSCHE BANK AG

By: /s/Belinda J. Wheeler
Name: Belinda J. Wheeler
Title: Vice President



THE FUJI BANK, LIMITED

By: /s/Peter L. Chinnici
Name: Peter L. Chinnici
Title: Joint General Manager

September 25, 1997


Each of the undersigned banks acknowledges and agrees that:

     (a)  Such bank is withdrawing from the 1995 Credit
Agreement;

     (b) All principal, interest, and fees due to such bank under the 1995 Credit Agreement have been paid in full; and

     (c) Such bank's obligations to the Administrative Agent under Sections 10.07 and 10.10 of the 1995 Credit Agreement arising prior to September 25, 1997 remain in full force and effect.

Each of the undersigned banks agrees to return to the Administrative Agent the Notes such Bank has received under the 1995 Credit Agreement and authorizes the Administrative Agent to mark such Note "Cancelled" and return such Note to the Company.

Each of the undersigned banks owns a risk participation (a "Risk Participation") in each of the Letters of Credit outstanding under the 1995 Credit Agreement. Each of the undersigned banks hereby assigns, without recourse, to each of the Banks listed in
Schedule 2.01 of the foregoing 1997 Amended and Restated Credit Agreement (the "1997 Agreement") an undivided participation interest in the assigning bank's Risk Participation. The assigned participation interest in each such Risk Participation shall be a percentage such that each of such assignee Bank's risk participation in the Letters of Credit is equal to the percentage set forth as such Bank's Pro Rata Share in such Schedule 2.01.

Each of the undersigned banks acknowledges and agrees that as a result of the foregoing assignments such bank shall no longer have a Risk Participation in the Letters of Credit outstanding under the 1995 Agreement and the 1997 Agreement, and from and after
September 25, 1997, each of the undersigned banks shall no longer be entitled to facility fees and letter of credit fees accruing from and after September 25, 1997 under the 1995 Agreement and the 1997 Agreement.



NATIONSBANK, N.A.

By: /s/Sharon M. Ellis
Name: Sharon M. Ellis
Title: Vice President



NBD BANK

By: /s/Thomas A. Levasseur
Name: Thomas A. Levassuer
Title: Vice President



PNC BANK, NATIONAL ASSOCIATION


By:/s/James A. Wiehe
Name: James A. Wiehe
Title: Assistant Vice President



TORONTO DOMINION (TEXAS), INC.

By:/s/Dylan T. Mackenzie
Name: Dylan T. Mackenzie
Title: Managing Director

                          SCHEDULE 2.01

                           Commitments


        Banks                    Commitment        Pro Rata Share


Norwest Bank Iowa, National     $31,000,000         13.777777777%
   Association
Bank of America National Trust
   and Savings Association      $31,000,000         13.777777777%

The Bank of Nova Scotia         $20,000,000          8.888888889%

Fleet National Bank             $20,000,000          8.888888889%

Mellon Bank, N.A.               $20,000,000          8.888888889%

The First National Bank of      $20,000,000          8.888888889%
Chicago
UMB Bank, N.A.                  $20,000,000          8.888888889%

ABN AMRO Bank N.V.              $18,000,000          8.000000000%

Banque Nationale de Paris -
Chicago Branch                  $15,000,000          6.666666667%

Deutsche Bank AG                $15,000,000          6.666666667%

The Fuji Bank, Limited          $15,000,000          6.666666667%

   TOTAL                       $225,000,000        100.000000000%



                          SCHEDULE 3.03

               Existing Norwest Letters of Credit



BENEFICIARY              LOC#      AMOUNT    ISSUE DATE MATURITY

South Dakota Board of
Economic Development*  S300261  $1,592,769.00 9-29-93   9-30-98

South Dakota Board of
Economic Development** S300324  $767,580.00    4-1-94   9-30-98

The Federal Insurance S300258  $2,000,000.00  10-30-97  10-30-97
Company***
____________________________

* It is a condition of this letter of credit that it is automatically extended without amendment in one year increments, until 9-30-98.

** It is a condition of this letter of credit that it is automatically extended without amendment in one year increments, until 9-30-98.

***It is a condition of this letter of credit that it will be automatically extended for an additional year to 10/30/98.


                       COMMITTED LOAN NOTE



$31,000,000                                    September 25, 1997


     FOR VALUE RECEIVED, the undersigned, Gateway 2000, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of NORWEST BANK IOWA, NATIONAL ASSOCIATION, as Administrative Agent pursuant to the Credit Agreement referred to below for Norwest Bank Iowa, National Association (the "Bank"), the principal sum of THIRTY ONE MILLION DOLLARS ($31,000,000) or, if less, the aggregate unpaid principal amount of all Committed Loans made by the Bank to the Company pursuant to the 1997 Amended and Restated Credit Agreement dated as of September 25, 1997 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among the Company, certain Banks which are signatories thereto, including the Bank, Norwest Bank Iowa, National Association, as Administrative Agent and Issuing Bank, and Bank of America National Trust and Savings Association, as Documentation Agent, on the dates and in the amounts and as otherwise provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Committed Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

     The Bank is authorized to endorse the amount and the date on which each Committed Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which may be attached hereto and shall be made a part hereof; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (the "Note"). Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein.

     This Note is one of the Committed Loan Notes referred to in, is made pursuant to, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     Advances under this Note, to the total principal sum stated above, may be made by the holder as provided in the Credit Agreement. Any such advance shall be conclusively presumed to have been made to or for the benefit of the Company when the Administrative Agent or the Bank believes in good faith that a Borrowing has been requested by a Person authorized by the Company to make such request or when such advance is deposited to the credit of any account of the Company with the Administrative Agent or the Bank, regardless of the fact that Persons other than those authorized to request Borrowings may have authority to draw against such account.

     This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State.


                                GATEWAY 2000, INC.


                                By: /s/David J. McKittrick


                                Title: Senior Vice President, Chief Financial
                                       Officer and Treasurer


                       COMMITTED LOAN NOTE



$31,000,000                                    September 25, 1997


     FOR VALUE RECEIVED, the undersigned, Gateway 2000, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of NORWEST BANK IOWA, NATIONAL ASSOCIATION, as Administrative Agent pursuant to the Credit Agreement referred to below for Bank Of America National Trust And Savings Association (the "Bank"), the principal sum of THIRTY ONE MILLION DOLLARS ($31,000,000) or, if less, the aggregate unpaid principal amount of all Committed Loans made by the Bank to the Company pursuant to the 1997 Amended and Restated Credit Agreement dated as of September 25, 1997 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among the Company, certain Banks which are signatories thereto, including the Bank, Norwest Bank Iowa, National Association, as Administrative Agent and Issuing Bank, and Bank of America National Trust and Savings Association, as Documentation Agent, on the dates and in the amounts and as otherwise provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Committed Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

     The Bank is authorized to endorse the amount and the date on which each Committed Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which may be attached hereto and shall be made a part hereof; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (the "Note"). Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein.

     This Note is one of the Committed Loan Notes referred to in, is made pursuant to, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     Advances under this Note, to the total principal sum stated above, may be made by the holder as provided in the Credit Agreement. Any such advance shall be conclusively presumed to have been made to or for the benefit of the Company when the Administrative Agent or the Bank believes in good faith that a Borrowing has been requested by a Person authorized by the Company to make such request or when such advance is deposited to the credit of any account of the Company with the Administrative Agent or the Bank, regardless of the fact that Persons other than those authorized to request Borrowings may have authority to draw against such account.

     This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State.


                                GATEWAY 2000, INC.


                                By:/s/David J. McKittrick


                                Title: Senior Vice President, Chief Financial
                                       Officer and Treasurer


                       COMMITTED LOAN NOTE



$20,000,000                                    September 25, 1997


     FOR VALUE RECEIVED, the undersigned, Gateway 2000, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of NORWEST BANK IOWA, NATIONAL ASSOCIATION, as Administrative Agent pursuant to the Credit Agreement referred to below for The Bank of Nova Scotia (the "Bank"), the principal sum of TWENTY MILLION DOLLARS ($20,000,000) or, if less, the aggregate unpaid principal amount of all Committed Loans made by the Bank to the Company pursuant to the 1997 Amended and Restated Credit Agreement dated as of September 25, 1997 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among the Company, certain Banks which are signatories thereto, including the Bank, Norwest Bank Iowa, National Association, as Administrative Agent and Issuing Bank, and Bank of America National Trust and Savings Association, as Documentation Agent, on the dates and in the amounts and as otherwise provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Committed Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

     The Bank is authorized to endorse the amount and the date on which each Committed Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which may be attached hereto and shall be made a part hereof; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (the "Note"). Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein.

     This Note is one of the Committed Loan Notes referred to in, is made pursuant to, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     Advances under this Note, to the total principal sum stated above, may be made by the holder as provided in the Credit Agreement. Any such advance shall be conclusively presumed to have been made to or for the benefit of the Company when the Administrative Agent or the Bank believes in good faith that a Borrowing has been requested by a Person authorized by the Company to make such request or when such advance is deposited to the credit of any account of the Company with the Administrative Agent or the Bank, regardless of the fact that Persons other than those authorized to request Borrowings may have authority to draw against such account.

     This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State.


                                GATEWAY 2000, INC.


                                By:/s/David J. McKittrick


                                Title: Senior Vice President, Chief Financial
                                       Officer and Treasurer


                       COMMITTED LOAN NOTE



$20,000,000                                    September 25, 1997


     FOR VALUE RECEIVED, the undersigned, Gateway 2000, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of NORWEST BANK IOWA, NATIONAL ASSOCIATION, as Administrative Agent pursuant to the Credit Agreement referred to below for Fleet National Bank (the "Bank"), the principal sum of TWENTY MILLION DOLLARS ($20,000,000) or, if less, the aggregate unpaid principal amount of all Committed Loans made by the Bank to the Company pursuant to the 1997 Amended and Restated Credit Agreement dated as of September 25, 1997 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among the Company, certain Banks which are signatories thereto, including the Bank, Norwest Bank Iowa, National Association, as Administrative Agent and Issuing Bank, and Bank of America National Trust and Savings Association, as Documentation Agent, on the dates and in the amounts and as otherwise provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Committed Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

     The Bank is authorized to endorse the amount and the date on which each Committed Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which may be attached hereto and shall be made a part hereof; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (the "Note"). Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein.

     This Note is one of the Committed Loan Notes referred to in, is made pursuant to, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     Advances under this Note, to the total principal sum stated above, may be made by the holder as provided in the Credit Agreement. Any such advance shall be conclusively presumed to have been made to or for the benefit of the Company when the Administrative Agent or the Bank believes in good faith that a Borrowing has been requested by a Person authorized by the Company to make such request or when such advance is deposited to the credit of any account of the Company with the Administrative Agent or the Bank, regardless of the fact that Persons other than those authorized to request Borrowings may have authority to draw against such account.

     This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State.


                                GATEWAY 2000, INC.


                                By:/s/David J. McKittrick


                                Title:Senior Vice President, Chief Financial
                                      Officer and Treasurer


                       COMMITTED LOAN NOTE



$20,000,000                                    September 25, 1997


     FOR VALUE RECEIVED, the undersigned, Gateway 2000, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of NORWEST BANK IOWA, NATIONAL ASSOCIATION, as Administrative Agent pursuant to the Credit Agreement referred to below for Mellon Bank, N.A. (the "Bank"), the principal sum of TWENTY MILLION DOLLARS ($20,000,000) or, if less, the aggregate unpaid principal amount of all Committed Loans made by the Bank to the Company pursuant to the 1997 Amended and Restated Credit Agreement dated as of September 25, 1997 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among the Company, certain Banks which are signatories thereto, including the Bank, Norwest Bank Iowa, National Association, as Administrative Agent and Issuing Bank, and Bank of America National Trust and Savings Association, as Documentation Agent, on the dates and in the amounts and as otherwise provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Committed Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

     The Bank is authorized to endorse the amount and the date on which each Committed Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which may be attached hereto and shall be made a part hereof; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (the "Note"). Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein.

     This Note is one of the Committed Loan Notes referred to in, is made pursuant to, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     Advances under this Note, to the total principal sum stated above, may be made by the holder as provided in the Credit Agreement. Any such advance shall be conclusively presumed to have been made to or for the benefit of the Company when the Administrative Agent or the Bank believes in good faith that a Borrowing has been requested by a Person authorized by the Company to make such request or when such advance is deposited to the credit of any account of the Company with the Administrative Agent or the Bank, regardless of the fact that Persons other than those authorized to request Borrowings may have authority to draw against such account.

     This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State.


                                GATEWAY 2000, INC.


                                By:/s/David J. McKittrick


                                Title:Senior Vice President, Chief Financial
                                      Officer and Treasurer


                       COMMITTED LOAN NOTE



$20,000,000                                    September 25, 1997


     FOR VALUE RECEIVED, the undersigned, Gateway 2000, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of NORWEST BANK IOWA, NATIONAL ASSOCIATION, as Administrative Agent pursuant to the Credit Agreement referred to below for The First National Bank of Chicago (the "Bank"), the principal sum of TWENTY MILLION DOLLARS ($20,000,000) or, if less, the aggregate unpaid principal amount of all Committed Loans made by the Bank to the Company pursuant to the 1997 Amended and Restated Credit Agreement dated as of September 25, 1997 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among the Company, certain Banks which are signatories thereto, including the Bank, Norwest Bank Iowa, National Association, as Administrative Agent and Issuing Bank, and Bank of America National Trust and Savings Association, as Documentation Agent, on the dates and in the amounts and as otherwise provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Committed Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

     The Bank is authorized to endorse the amount and the date on which each Committed Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which may be attached hereto and shall be made a part hereof; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (the "Note"). Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein.

     This Note is one of the Committed Loan Notes referred to in, is made pursuant to, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     Advances under this Note, to the total principal sum stated above, may be made by the holder as provided in the Credit Agreement. Any such advance shall be conclusively presumed to have been made to or for the benefit of the Company when the Administrative Agent or the Bank believes in good faith that a Borrowing has been requested by a Person authorized by the Company to make such request or when such advance is deposited to the credit of any account of the Company with the Administrative Agent or the Bank, regardless of the fact that Persons other than those authorized to request Borrowings may have authority to draw against such account.

     This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State.


                                GATEWAY 2000, INC.


                                By:/s/David J. McKittrick


                                Title:Senior Vice President, Chief Financial
                                      Officer and Treasurer


                       COMMITTED LOAN NOTE



$20,000,000                                    September 25, 1997


     FOR VALUE RECEIVED, the undersigned, Gateway 2000, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of NORWEST BANK IOWA, NATIONAL ASSOCIATION, as Administrative Agent pursuant to the Credit Agreement referred to below for UMB Bank, N.A. (the "Bank"), the principal sum of TWENTY MILLION DOLLARS ($20,000,000) or, if less, the aggregate unpaid principal amount of all Committed Loans made by the Bank to the Company pursuant to the 1997 Amended and Restated Credit Agreement dated as of September 25, 1997 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among the Company, certain Banks which are signatories thereto, including the Bank, Norwest Bank Iowa, National Association, as Administrative Agent and Issuing Bank, and Bank of America National Trust and Savings Association, as Documentation Agent, on the dates and in the amounts and as otherwise provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Committed Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

     The Bank is authorized to endorse the amount and the date on which each Committed Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which may be attached hereto and shall be made a part hereof; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (the "Note"). Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein.

     This Note is one of the Committed Loan Notes referred to in, is made pursuant to, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     Advances under this Note, to the total principal sum stated above, may be made by the holder as provided in the Credit Agreement. Any such advance shall be conclusively presumed to have been made to or for the benefit of the Company when the Administrative Agent or the Bank believes in good faith that a Borrowing has been requested by a Person authorized by the Company to make such request or when such advance is deposited to the credit of any account of the Company with the Administrative Agent or the Bank, regardless of the fact that Persons other than those authorized to request Borrowings may have authority to draw against such account.

     This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State.


                                GATEWAY 2000, INC.


                                By:/s/David J. McKittrick


                                Title:Senior Vice President,Chief Financial
                                      Officer and Treasurer

                       COMMITTED LOAN NOTE



$18,000,000                                    September 25, 1997


     FOR VALUE RECEIVED, the undersigned, Gateway 2000, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of NORWEST BANK IOWA, NATIONAL ASSOCIATION, as Administrative Agent pursuant to the Credit Agreement referred to below for ABN AMRO Bank N.V. (the "Bank"), the principal sum of EIGHTEEN MILLION DOLLARS ($18,000,000) or, if less, the aggregate unpaid principal amount of all Committed Loans made by the Bank to the Company pursuant to the 1997 Amended and Restated Credit Agreement dated as of September 25, 1997 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among the Company, certain Banks which are signatories thereto, including the Bank, Norwest Bank Iowa, National Association, as Administrative Agent and Issuing Bank, and Bank of America National Trust and Savings Association, as Documentation Agent, on the dates and in the amounts and as otherwise provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Committed Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

     The Bank is authorized to endorse the amount and the date on which each Committed Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which may be attached hereto and shall be made a part hereof; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (the "Note"). Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein.

     This Note is one of the Committed Loan Notes referred to in, is made pursuant to, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     Advances under this Note, to the total principal sum stated above, may be made by the holder as provided in the Credit Agreement. Any such advance shall be conclusively presumed to have been made to or for the benefit of the Company when the Administrative Agent or the Bank believes in good faith that a Borrowing has been requested by a Person authorized by the Company to make such request or when such advance is deposited to the credit of any account of the Company with the Administrative Agent or the Bank, regardless of the fact that Persons other than those authorized to request Borrowings may have authority to draw against such account.

     This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State.


                                GATEWAY 2000, INC.


                                By:/s/David J. McKittrick


                                Title:Senior Vice President, Chief Financial
                                      Officer and Treasurer

                       COMMITTED LOAN NOTE



$15,000,000                                    September 25, 1997


     FOR VALUE RECEIVED, the undersigned, Gateway 2000, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of NORWEST BANK IOWA, NATIONAL ASSOCIATION, as Administrative Agent pursuant to the Credit Agreement referred to below for Banque Nationale de Paris - Chicago Branch (the "Bank"), the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000) or, if less, the aggregate unpaid principal amount of all Committed Loans made by the Bank to the Company pursuant to the 1997 Amended and Restated Credit Agreement dated as of September 25, 1997 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among the Company, certain Banks which are signatories thereto, including the Bank, Norwest Bank Iowa, National Association, as Administrative Agent and Issuing Bank, and Bank of America National Trust and Savings Association, as Documentation Agent, on the dates and in the amounts and as otherwise provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Committed Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

     The Bank is authorized to endorse the amount and the date on which each Committed Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which may be attached hereto and shall be made a part hereof; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (the "Note"). Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein.

     This Note is one of the Committed Loan Notes referred to in, is made pursuant to, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     Advances under this Note, to the total principal sum stated above, may be made by the holder as provided in the Credit Agreement. Any such advance shall be conclusively presumed to have been made to or for the benefit of the Company when the Administrative Agent or the Bank believes in good faith that a Borrowing has been requested by a Person authorized by the Company to make such request or when such advance is deposited to the credit of any account of the Company with the Administrative Agent or the Bank, regardless of the fact that Persons other than those authorized to request Borrowings may have authority to draw against such account.

     This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State.


                                GATEWAY 2000, INC.


                                By:/s/David J. McKittrick


                                Title:Senior Vice President, Chief Financial
                                      Officer and Treasurer

                       COMMITTED LOAN NOTE



$15,000,000                                    September 25, 1997


     FOR VALUE RECEIVED, the undersigned, Gateway 2000, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of NORWEST BANK IOWA, NATIONAL ASSOCIATION, as Administrative Agent pursuant to the Credit Agreement referred to below for Deutsche Bank AG (the "Bank"), the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000) or, if less, the aggregate unpaid principal amount of all Committed Loans made by the Bank to the Company pursuant to the 1997 Amended and Restated Credit Agreement dated as of September 25, 1997 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among the Company, certain Banks which are signatories thereto, including the Bank, Norwest Bank Iowa, National Association, as Administrative Agent and Issuing Bank, and Bank of America National Trust and Savings Association, as Documentation Agent, on the dates and in the amounts and as otherwise provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Committed Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

     The Bank is authorized to endorse the amount and the date on which each Committed Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which may be attached hereto and shall be made a part hereof; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (the "Note"). Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein.

     This Note is one of the Committed Loan Notes referred to in, is made pursuant to, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     Advances under this Note, to the total principal sum stated above, may be made by the holder as provided in the Credit Agreement. Any such advance shall be conclusively presumed to have been made to or for the benefit of the Company when the Administrative Agent or the Bank believes in good faith that a Borrowing has been requested by a Person authorized by the Company to make such request or when such advance is deposited to the credit of any account of the Company with the Administrative Agent or the Bank, regardless of the fact that Persons other than those authorized to request Borrowings may have authority to draw against such account.

     This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State.


                                GATEWAY 2000, INC.


                                By:/s/David J. McKittrick


                                Title:Senior Vice President, Chief Financial
                                      Officer and Treasurer

                       COMMITTED LOAN NOTE



$15,000,000                                    September 25, 1997


     FOR VALUE RECEIVED, the undersigned, Gateway 2000, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of NORWEST BANK IOWA, NATIONAL ASSOCIATION, as Administrative Agent pursuant to the Credit Agreement referred to below for The Fuji Bank, Limited (the "Bank"), the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000) or, if less, the aggregate unpaid principal amount of all Committed Loans made by the Bank to the Company pursuant to the 1997 Amended and Restated Credit Agreement dated as of September 25, 1997 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among the Company, certain Banks which are signatories thereto, including the Bank, Norwest Bank Iowa, National Association, as Administrative Agent and Issuing Bank, and Bank of America National Trust and Savings Association, as Documentation Agent, on the dates and in the amounts and as otherwise provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Committed Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

     The Bank is authorized to endorse the amount and the date on which each Committed Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which may be attached hereto and shall be made a part hereof; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (the "Note"). Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein.

     This Note is one of the Committed Loan Notes referred to in, is made pursuant to, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     Advances under this Note, to the total principal sum stated above, may be made by the holder as provided in the Credit Agreement. Any such advance shall be conclusively presumed to have been made to or for the benefit of the Company when the Administrative Agent or the Bank believes in good faith that a Borrowing has been requested by a Person authorized by the Company to make such request or when such advance is deposited to the credit of any account of the Company with the Administrative Agent or the Bank, regardless of the fact that Persons other than those authorized to request Borrowings may have authority to draw against such account.

     This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State.


                                GATEWAY 2000, INC.


                                By:/s/David J. McKittrick


                                Title:Senior Vice President, Chief Financial
                                      Officer and Treasurer